UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): January 20, 2007

FAR EAST ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

0-32455	88-0459590
(Commission File Number)	(IRS Employer Identification Number)

400 N. Sam Houston Parkway East, Suite 205, Houston, Texas 77060

(Address of principal executive offices)

(832) 598-0470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 20, 2007, the Compensation Committee of the Board of Directors of Far East Energy Corporation (the "Company") approved annual base salaries for certain named executive officers of the Company for the year commencing January 1, 2007 and awarded discretionary performance bonuses in respect of services rendered by certain of its executive officers during 2006, which are payable in January 2007. Such annual base salaries and bonuses are as follows:

1.	Michael R. McElwrath, President and Chief Executive Officer, will receive an annual base salary of $315,000 commencing on January 1, 2007 and a 2006 performance bonus of $60,000;

2.	Bruce N. Huff, Chief Financial Officer, Secretary and Treasurer, will receive an annual base salary of $194,250 commencing on January 1, 2007 and a 2006 performance bonus of $46,250;

3.	Garry Ward, Senior Vice President-Engineering, will receive an annual base salary of $163,611 commencing on January 1, 2007 and a 2006 performance bonus of $23,373; and

4.	Alex Yang, Senior Vice President-Exploration, will receive an annual base salary of $156,450 commencing on January 1, 2007 and a 2006 performance bonus of $22,350.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007

Far East Energy Corporation

By:	/s/ Bruce N. Huff
Bruce N. Huff
Chief Financial Officer

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